UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2010

EMERGENCY MEDICAL SERVICES CORPORATION

EMERGENCY MEDICAL SERVICES L.P.

(Exact name of each registrant as specified in its charter)

Delaware	001-32701 333-127115	20-3738384 20-2076535
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 495-1200

(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the employment agreements for the named executive officers of Emergency Medical Services Corporation (“EMSC”) and based upon the attainment of performance targets previously established by the Compensation Committee (the “Committee”) of the EMSC board of directors under EMSC’s Executive Officer Evaluation and Compensation Plan (the “Executive Incentive Plan”), on March 11, 2010, the Committee approved the payment of annual cash bonus awards to the named executive officers for fiscal year 2009 as follows: William A. Sanger, Chief Executive Officer — $2,654,716; Randel G. Owen, Executive Vice President and Chief Financial Officer — $644,618; Todd G. Zimmerman, Executive Vice President, General Counsel and Secretary — $600,906; Dighton C. Packard, M.D., Chief Medical Officer — $80,013; Mark A. Bruning, President of American Medical Response, Inc. (“AMR”) — $297,526.  The awards were paid on March 12, 2010, and the awards for Messrs. Sanger, Owen and Zimmerman were calculated in accordance with the terms of the Executive Incentive Plan.  Mr. Bruning and Dr. Packard are not participants in the Executive Incentive Plan and received their awards under a different bonus plan.

On March 11, 2010, the Committee also approved internal earnings thresholds (as may be adjusted upon certain corporate events) for fiscal year 2010, which thresholds must be achieved before any payments will be made under the Executive Incentive Plan for fiscal year 2010.  The determination of bonus awards under the Executive Incentive Plan is described further in EMSC’s Proxy Statement, filed on Form DEF 14A on April 22, 2009.

On March 11, 2010, the Committee also approved amending Mr. Bruning’s employment agreement to provide that, upon a termination without cause, AMR, EMSC’s wholly-owned subsidiary, would be obligated to pay Mr. Bruning’s then-current base salary for twenty-four months following the date of such termination. AMR and Mr. Bruning executed the amendment on March 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES
CORPORATION
(Registrant)

March 16, 2010	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES L.P.
(Registrant)

	By:	Emergency Medical Services Corporation,
its General Partner

March 16, 2010	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel